Exhibit 10.2

OFFER SUMMARY – REVENUE BASED FINANCING

Funding Provided	$582,000.00

This is how much funding CLOUDFUND LLC will provide. Due to deductions or payments to others, the total funds that will be provided to you directly is $275,657.34. For more information on what amounts will be deducted, please review the attached document “Itemization of Amount Financed.” The total funds provided to you directly may change if the amounts needed to pay toward or satisfy other obligations changes between when we prepared this disclosure and funding.

Estimated Annual Percentage Rate (APR)	119.67%

APR is the estimated cost of your financing expressed as a yearly rate. APR incorporates the amount and timing of the funding you receive, fees you pay, and the periodic payments you make. This calculation assumes your estimated average monthly income through sales of goods and services will be $1,719,555.33. Since your actual income may vary from our estimate, your effective APR may also vary.

APR is not an interest rate. The cost of this financing is based upon fees charged by CLOUDFUND LLC rather than interest that accrues over time.

Finance Charge	$246,000.00	This is the dollar cost of your financing.
Estimated Total Payment Amount	$828,000.00	This is the total dollar amount of payments we estimate you will make under the contract.
Estimated Monthly Cost	$112,371.43	Although you do not make payments on a monthly basis, this is our calculation of your average monthly cost based upon the payment amounts disclosed below.
Estimated Payment	$25,875.00/week
Payment Terms

Each week, the Estimated Payment will be debited from your business bank account.

The Estimated Payment is based on 6 % of your estimated daily business receipts. There is not a fixed payment schedule and there is no minimum payment amount.

You have the right to obtain a refund if you demonstrate that your payments exceed 6% of your actual business receipts during any given month. For more details on your rights, see Section 10 and 11 of your contract.

Estimated Term	224 days	Based on assumptions we made about your income, this is our estimate of how long it will take to collect amounts due to us under your contract.
Prepayment	If you pay off the financing faster than required, you still must pay all or a portion of the finance charge, up to $246,000.00 based upon our estimates.
If you pay off the financing faster than required, you will not be required to pay additional fees.

Applicable law requires this information to be provided to you to help you make an informed decision. By signing below, you are confirming that you received this information.

Recipient Signature Date

ITEMIZATION OF AMOUNT FINANCED
1. Amount Given Directly to You	$275,657.34
2. Origination, Due Diligence, and UCC Fees (includes a $14,400.00 broker fee paid to [James McNeil LLC])	$18,000.00
3. Amount paid on your behalf to third parties (3a + 3b + 3c)	$0.00
3a.
3b.
3c.
4. Amount Paid on Your Account with Us (#5565569-590)	$306,342.66
5. Amount Provided to You or on Your Behalf (1+2+3+4)	$600,000.00
6. Prepaid Finance Charges: Origination, Due Diligence, and UCC Fees	$18,000.00
7. Amount Financed (5 minus 6)	$582,000.00

CLOUDFUND LLC

400 Rella Blvd. Suite 165-101, Suffern, NY 10901

FUTURE RECEIPTS SALE AND PURCHASE AGREEMENT

This agreement (this “Agreement”), dated 7/19/2023, between CLOUDFUND LLC (“Buyer”) and the seller(s) listed herein (collectively, the "Seller”) (all capitalized terms shall have the meanings ascribed to them below):

Business Legal Name: EMMAUS LIFE SCIENCES INC. and the entities listed on "Exhibit B"

D/B/A: EMMAUS MEDICAL and the entities listed on "Exhibit B"

Form of Business Entity: Corporation EIN #: 87-0419387 Physical Address: 21250 HAWTHORNE BLVD SUITE 80, TORRANCE, CA 90503 Mailing Address: 21250 HAWTHORNE BLVD SUITE 80, TORRANCE, CA 90503

Purchase Price:	Purchased Amount:	Specified Percentage:
$600,000.00	$828,000.00	6%
Remittance Amount:* $25,875.00		Remittance Period: Weekly
	Less Closing Costs:
Due Diligence Fee:	Origination fee:	UCC FEE:
$0.00	$18,000.00	$0.00
	LESS PRIOR BALANCE(S) (IF APPLICABLE) $306,342.66
	NET AMOUNT FUNDED TO SELLER: $275,657.34

FOR THE SELLER #1 FOR THE SELLER #2

By: By:

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Name: YUTAKA NIIHARA

Title: Owner/Agent/Manager

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Name: N/A

Title: N/A

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Email: WLEE@EMMAUSLIFESCIENCES.COM Email: N/A

Business Phone: (310) 430-9496 Business Phone: N/A

*Please refer to Section 13 of this Agreement to learn how the Remittance Amount can be changed.

Concurrently with the execution of this Agreement by Seller, and as condition to the effectiveness hereof, Seller has caused the Personal Guarantee of Performance in the form attached hereto as “Exhibit A” (the “Guaranty”) to be signed and delivered to Buyer by the following Owner(s)/Guarantor(s) of Seller.

OWNER/GUARANTOR #1 OWNER/GUARANTOR #2

By: By:

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Name: YUTAKA NIIHARA

SSN:

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Name: N/A

SSN: N/A

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Phone: Phone: N/A

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Address:

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Address: N/A

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Furthermore, in the event the Seller and/or Guarantor are comprised of more than one entity and/or individuals, then

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ALL such entities and/or individuals, respectively, shall sign the Addendum to this Agreement in the form attached hereto as Exhibit B (the “Addendum”).

WHEREAS, Seller is desirous to sell to Buyer, and Buyer is desirous to purchase from Seller a Specified Percentage of the Seller’s Future Receipts, but only on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the mutual receipts and sufficiency of which is hereby acknowledged by both parties, Buyer and Seller hereby agree to the foregoing and as follows:

1.
Basic Terms and Definitions.
a.
“Effective Date” shall mean the later of: (i) the date set forth in the preamble to this Agreement, and (ii) the date when Buyer paid the Net Amount Funded to Seller.
b.
“Specified Percentage” is the percentage identified above and refers to a percentage of each and every sale made by Seller until the Purchased Amount is delivered to Seller.
c.
“Future Receipts” shall mean, collectively, all of Seller’s receipts for the sale of goods and services after the Effective Date of this Agreement; which payments or deliveries of monies can be made in the form of cash, check, credit, charge, or debit card, Automated Clearing House (“ACH”) or other electronic transfer or any other form of monetary payment and/or pecuniary benefit received by Seller.
d.
“Periodic Receipts” shall mean the amount of Future Receipts received by Seller during each Remittance

Period.

e.
“Purchased Amount” is the amount identified above and refers to the total amount of Future Receipts that

Seller shall be under obligation to deliver to Buyer pursuant to this Agreement.

f.
“Purchase Price” is the amount identified above and refers to the total amount that Buyer agrees to pay for the Purchased Amount. Seller acknowledges that the amount that Seller will actually receive from Buyer pursuant to this Agreement will be the Net Amount Funded to Seller.
g.
“Closing Costs” shall mean, collectively, all initial costs and fees that identified above and in Section 16 that Seller agrees to pay to Buyer as consideration for agreeing to enter into this Agreement.
h.
“Net Amount Funded to Seller” is the amount identified above and refers to the Purchase Price less the total Closing Costs identified above and in Section 16 and less Prior Balance identified above and in Section 17.
i.
“Remittance Amount” shall mean the amount that Seller shall deliver to Buyer at the end of each Remittance Period as part of the Purchased Amount. The initial Remittance Amount is the amount first described above. The parties agree that the initial Remittance Amount is a good faith approximation of the Specified Percentage of Seller’s Future Receipts during the first Remittance Period, based upon the information provided by Seller to Buyer concerning Seller’s most recent accounts receivables, including representations by the Seller to Buyer regarding the Seller’s estimated Future Receipts. The Remittance Amount is subject to Seller’s right of adjustment/reconciliation set forth in this Agreement.
j.
“Remittance Period” shall mean the daily or weekly period by the end of which a Remittance Amount shall be delivered by Seller to Buyer.
k.
“Workday” shall mean Monday through Friday except on days when banking institutions are closed for the holidays and do not process ACH payments.
l.
“Prior Balance” shall mean the sum of all amounts that Seller may owe to Buyer and/or third party(s) as of the Effective Date of this Agreement. Seller agrees that: (i) the Prior Balance, if any, as described in Section 17 of this Agreement, will be deducted from the Purchase Price prior to delivering it to Seller pursuant to Seller’s authorization set forth in Rider 1 to this Agreement; and (ii) such deduction of the Prior Balance shall not be deemed to reduce the agreed upon Purchase Price.

m “Origination Fee” shall mean the fee that Seller and a Broker have agreed to in conjunction with brokering this Agreement, which amount Seller authorizes Buyer to withhold from the Purchase Price and pay to said Broker. The Origination Fee, if any, is described in Section 17 of this Agreement and will be deducted from the Purchase Price prior to delivering it to Seller pursuant to Seller’s authorization set forth in Section 19.

n. In the event “Seller” is comprised of more than one entity, then:

i.
The term “Seller” shall mean, individually and collectively, interchangeably, all such entities; and
ii.
Each Seller is an “Affiliate” of all other Seller(s). The term “Affiliate” shall mean an entity or an individual that (1) controls, (2) is under the “Control”, or (3) is under common Control with the entity or individual in question. The term “Control” shall mean direct or indirect ownership of more than 50% of the outstanding voting stock of a corporation or other majority equity interest if not a corporation and the possession of power to direct or cause the

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direction of the management and policy of such corporation or other entity, whether through ownership of voting securities, by stature, or by contract; and
iii.
The representations, warranties, covenants, obligations and liabilities of each Seller shall be joint and several under this Agreement; and
iv.
The liability of each Seller under this Agreement shall be direct and immediate and shall not be conditional or contingent upon the pursuance of any remedies against any other person or entity; and
v.
The terms “Specified Percentage”, “Future Receipts”, “Periodic Receipts”, “Remittance Amount” shall mean the Specified Percentage, the Future Receipts and the Periodic Receipts of each Seller individually; and
vi.
Buyer may pursue its rights and remedies under this Agreement against any one or any number of entities that constitute Seller without obligation to assert, prosecute or exhaust any remedy or claim against any other Seller or any Guarantor.

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o. In the event “Guarantor” is comprised of more than one individual, then:

i.
The term “Guarantor” shall mean, individually and collectively, all such individuals; and
ii.
Each Guarantor is an Affiliate of all other Guarantor(s); and
iii.
The representations, warranties, covenants, obligations and liabilities of each Guarantor shall be joint and several under this Agreement and the Guaranty; and
iv.
The liability of each Guarantor under this Agreement and the Guaranty shall be direct and immediate and shall not be conditional or contingent upon the pursuance of any remedies against any other person or entity; and
v.
Buyer may pursue its rights and remedies under this Agreement and/or Guaranty against any one or any number of individuals that constitute Guarantor without obligation to assert, prosecute or exhaust any remedy or claim against any other Guarantor or any Seller.
2.
The Term. This Agreement for the purchase and sale of Future Receipts does not have a fixed duration or term, which is indefinite. Subject to the provisions of Sections 10-13 hereof, the term of this Agreement shall commence on the Effective Date and terminate on the earlier of: (i) the date (the “Termination Date”) when the Purchased Amount and all other sums due to Buyer pursuant to this Agreement are received by Buyer in full; and (ii) when Seller’s performance has been excused pursuant to Section 16(b).
3.
Non-Recourse Sale of Purchased Future Receipts. Seller hereby sells, assigns, transfers and conveys (hereinafter, the “Sale”) unto Buyer all of Seller’s right, title and interest in to the Specified Percentage of the Future Receipts until the Purchased Amount shall have been delivered by Seller to Buyer (hereinafter, the portion of the Future Receipts sold by Seller to Buyer pursuant to this Agreement, the “Purchased Future Receipts”); to have and hold the same unto Buyer, its successors and assigns, forever. This Sale of the Purchased Future Receipts is made without express or implied warranty to Buyer of collectability of the Purchased Future Receipts by Buyer and without recourse against Seller and/or Guarantor(s), except as specifically set forth in this Agreement. By virtue of this Agreement, Seller transfers to Buyer full and complete ownership of the Purchased Future Receipts and Seller retains no legal or equitable interest therein.
4.
Payment of Purchase Price. In consideration of the sale by Seller to Buyer of the Purchased Future Receipts pursuant to this Agreement, Buyer agrees to pay to Seller the Purchase Price by delivering the Net Funded Amount to Seller after execution of this Agreement.
5.
Use of Purchase Price. Seller hereby acknowledges that it fully understands that: (i) Buyer’s ability to collect the Purchased Amount (or any portion thereof) is contingent upon Seller’s continued operation of its business and successful generation of the Future Receipts until the Purchased Amount is delivered to Buyer in full; and (ii) that in the event of decreased efficiency or total failure of Seller’s business, Buyer’s receipt of the full or any portion of the Purchased Amount may be delayed indefinitely. Based upon the forgoing, Seller agrees to use the Purchase Price exclusively for the benefit and advancement of Seller’s business operations and for no other purpose.
6.
Delivery of Purchased Amount. The Purchased Amount shall be delivered by Seller to Buyer in the amount of the Remittance Amount (subject adjustment as described below) at the end of each Remittance Period, commencing on the Effective Date and ending on the Termination Date. Buyer reserves the right to apply amounts received by it under this Agreement to any fees or other charges due to Buyer from Seller prior to applying such amounts to reduce the outstanding undelivered balance of the Purchased Amount.
7.
Approved Bank Account and Credit Card Processor. During the term of this Agreement, Seller shall: (i) deposit all Future Receipts into one (and only one) bank account which bank account shall be acceptable and preapproved by Buyer (the “Approved Bank Account”), (ii) use one (and only one) credit card processor which processor shall be acceptable and preapproved by Buyer (the “Approved Processor”) and (iii) deposit all credit card receipts into the Approved Bank Account. In the event the Approved Bank Account or Approved Processor shall become unavailable or shall cease providing services to Seller during the term of this Agreement, prior to the first date of such unavailability or cessation of services, Seller shall arrange for another Approved Bank Account or Approved Processor, as the case may be.
8.
Authorization to Debit Approved Bank Account. Seller hereby authorizes Buyer, and/or Delta Bridge Funding LLC (as servicing agent for this Agreement) to initiate electronic checks or ACH debits from the Approved Bank Account (which as of the Effective Date of this Agreement shall be the account listed on Appendix A hereto) in the amount of the Remittance Amount at the end of each Remittance Period commencing on the Effective Date until Buyer receives the full

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Purchased Amount (the “ACH Authorization”). This ACH Authorization shall be irrevocable until such time when Seller shall have performed its obligations under this Agreement in full. Seller acknowledges that the origination of ACH entries to and from the Approved Bank Account must comply with applicable law and applicable network rules. Seller agrees to be bound by the Rules and Operating Guidelines of NACHA . Seller will not dispute any ACH entry initiated pursuant to this ACH Authorization, provided the transaction corresponds to the terms of this authorization. Seller requests the financial institution that holds the Approved Bank Account to honor all ACH entries initiated in accordance with this ACH Authorization. If requested by Buyer, Seller shall execute a separate authorization for Buyer and/or Delta Bridge Funding LLC to arrange for electronic fund transfers (including ACH payments) in the amount of any Remittance Amount from the Approved Bank Account. Seller shall provide Buyer and/or its authorized agent with all information, authorizations and passwords necessary to verify Seller’s receivables, receipts and deposits into the Approved Bank Account.

9.
Shortage of Funds and Fees Associated with Debiting Approved Bank Account. It shall be Seller’s exclusive responsibility to pay to its banking institution and/or Buyer’s banking institution directly (or to compensate Buyer, in case it is charged) all fees, charges and expenses incurred by either Seller or Buyer due to rejected electronic checks or ACH debit attempts, overdrafts or rejections by Seller’s banking institution of the transactions contemplated by this Agreement, including without limitation a $35.00 charge per bounced or rejected ACH debit.
10.
Seller’s Right for Reconciliation. Seller and Buyer each acknowledges and agrees that:
a.
If at any time during the term of this Agreement Seller will experience unforeseen decrease or increase in its Periodic Receipts, then so long as Seller is not then in default under the terms of this Agreement, Seller shall have the right, at its sole and absolute discretion, but subject to the provisions of Section 11 below, to request retroactive reconciliation of the Remittance Amounts paid during one (1) or more full calendar month(s) immediately preceding the day when such request for reconciliation is received by Buyer (each such calendar month for which a reconciliation is requested, a “Reconciliation Month”).
b.
Such reconciliation (the “Reconciliation”) of the Seller’s Remittance Amounts for one or more Reconciliation Month(s) shall be performed by Buyer within five (5) Workdays following its receipt of the Seller’s request for Reconciliation by either crediting or debiting the difference back to, or from, the Approved Bank Account so that the total amount debited by Buyer from the Approved Bank Account during the Reconciliation Month(s) at issue is equal to the Specific Percentage of the Future Receipts that Seller collected during the Reconciliation Month(s) at issue.
c.
One or more Reconciliation procedures performed by Buyer may reduce or increase the effective Remittance Amount during the Reconciliation Month in comparison to the initial Remittance Amount first described in this Agreement, and, as the result of such reduction, the term of this Agreement during which Buyer will be debiting the Approved Bank Account may be shortened or extended indefinitely.
11.
Request for Reconciliation Procedure.
a.
It shall be Seller’s sole responsibility and the right hereunder to initiate Reconciliation of Seller’s actual Remittance Amounts during any Reconciliation Month by sending a request for Reconciliation to Buyer.
b.
Any such request for Reconciliation of the Seller’s Remittance Amounts for specific Reconciliation Month(s) shall be in writing, shall state the Reconciliation Month(s) for which Reconciliation is requested, and shall include copies of Seller’s bank statement(s) and credit card processing statements for each Reconciliation Month at issue, and shall be received by Buyer via email to customerservice@approvalandreconciliation.com, with the subject line “REQUEST FOR RECONCILIATION” or by other means (to be provided to Seller by Buyer upon request).
c.
Reconciliation cannot be made two or more times for the same Reconciliation Month.
d.
Commencing in the calendar month immediately following the Effective Date of this Agreement, Seller shall have the right to request Reconciliation as many times during the term of this Agreement as it deems proper, and Buyer shall comply with each such request, provided that each such request is made in accordance with the terms of this Section 11.
e.
Nothing set forth in Sections 10 or 11 of this Agreement shall be deemed to: (i) provide Seller with the right to interfere with Buyer’s right and ability to debit the Approved Bank Account while the request for Reconciliation of Seller’s receipts is pending or until the Purchased Amount is collected by Buyer in full, or (ii) modify the Remittance Amount for any calendar month during the term of this Agreement other than during the Reconciliation Month(s) as the result of the Reconciliation.
12.
Adjustment of the Remittance Amount. Seller and Buyer each acknowledge and agree that:
a.
If at any time during the term of this Agreement Seller experiences a steady decrease in its Periodic Receipts, and so long as Seller is not in default under the terms of this Agreement, Seller shall have the right, at its sole and absolute

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discretion, but subject to the provisions of Section 13 below, to request modification (“Adjustment”) of the amount of the Remittance Amount that Seller is obligated to deliver to Buyer at the end of each Remittance Period to more closely reflect the Seller’s actual Periodic Receipts multiplied by the Specified Percentage (the “ Adjusted Remittance Amount”). Buyer shall provide such Adjustment within five (5) Workdays following its receipt of the Seller’s

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request for Adjustment. The Adjustment shall become effective as of the date it is performed and the Adjusted Remittance Amount shall replace and supersede the amount of the initial Remittance Amount first described above for thirty (30) days from and including the date it is granted. Upon the expiration of such 30-day period the amount of the Remittance Amount shall automatically revert back to the amount of the initial Remittance Amount, absent an additional request for Adjustment at the expiry of the 30-day period pursuant to this Section 12.

b.
The parties acknowledge that any Adjustment that reduces the initial Remittance Amount may have the effect of extending the period of time needed for Seller to deliver the entire Purchased Amount to Buyer.
13.
Request for Adjustment Procedure.
a.
It shall be Seller’s sole responsibility and the right to initiate the Adjustment by sending a request for Adjustment to Buyer.
b.
A request for Adjustment (an “Adjustment Request”) shall be in writing, and shall include copies of Seller’s last three (3) consecutive bank statements of the Approved Bank Account and credit card processing statements immediately preceding the date of Buyer’s receipt of the Adjustment Request. The Adjustment Request must be received by Buyer by email at customerservice@approvalandreconciliation.com, with the subject line “REQUEST FOR ADJUSTMENT” within thirty (30) days after the date that is the later of (i) the last day of the latest bank statement enclosed with the Adjustment Request and (ii) the last date of the latest credit card processing statement enclosed with the Adjustment Request.
c.
Buyer’s receipt of a Seller’s Adjustment Request after the expiration of the above referenced thirty (30) day period nullifies and makes obsolete such Adjustment Request.
d.
Seller shall have the right to request Adjustment of the initial Remittance Amount (or any Adjusted Remittance Amount, as the case may be) as many times during the term of this Agreement as it deems proper, and Buyer shall comply in good faith with such request, provided that:
i.
Each such request for Adjustment is made in accordance with the terms of this Section 13; and
ii.
No Adjustment shall be made after the Termination Date.
e.
Nothing set forth in Sections 12 or 13 of this Agreement shall be deemed to provide Seller with the right to (i) interfere with Buyer’s right and ability to debit the Approved Bank Account while the request for Adjustment is pending or until the Purchased Amount is collected by Buyer in full or (ii) request Adjustment retroactively for the portion of the term of this Agreement preceding the date of an Adjustment Request.
14.
Buyer’s Assumption of Risk.
a.
Nonrecourse Sale of Future Receipts. Seller is selling a portion of a future revenue stream to Buyer at a discount, not borrowing money from Buyer. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by Buyer. Seller acknowledges that it has no right to repurchase the Purchased Amount from Buyer. Buyer assumes the risk that Future Receipts may be remitted more slowly than Buyer may have anticipated or projected because Seller’s business has slowed down, and the risk that the full Purchased Amount may never be remitted because Seller’s business went bankrupt or Seller otherwise ceased operations in the ordinary course of business, to the extent not cause by Seller’s breach of this Agreement. Buyer is buying the Purchased Amount of Future Receipts knowing the risks that Seller’s business may slow down or fail, and Buyer assumes these risks based on Seller’s representations, warranties and covenants in this Agreement that are designed to give Buyer a reasonable and fair opportunity to receive the benefit of its bargain. By this Agreement, Seller transfers to Buyer full and complete ownership of the Purchased Amount of Future Receipts and Seller retains no legal or equitable interest therein. Seller agrees that it will treat the Purchase Price and Purchased Amount in a manner consistent with a sale in its accounting records and tax returns. Seller agrees that Buyer is entitled to audit Seller’s accounting records upon reasonable Notice in order to verify compliance. Seller waives any rights of privacy, confidentiality or taxpayer privilege in any such litigation or arbitration in which Seller asserts that this transaction is anything other than a sale of future receipts.
b.
Excused Performance. Buyer agrees to purchase the Purchased Future Receipts knowing the risks that Seller’s business may slow down or fail, and Buyer assumes this risk based exclusively upon the information provided to it by Seller and related to the business operations of Seller’s business prior to the date hereof, and upon Seller’s representations, warranties and covenants contained in this Agreement that are designed to give Buyer a reasonable and fair opportunity to receive the benefit of its bargain. Furthermore, Buyer hereby acknowledges and agrees that Seller shall be excused from performing its obligations under this Agreement in the event Seller’s business ceases its operations exclusively due to the following reasons:
i.
adverse business conditions or other circumstances that occurred for reasons outside Seller’s control;
ii.
loss of the premises where the business operates (but not due to Seller’s breach of its obligations to its

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landlord), provided however that Seller does not continue and/or resume business operations at another location;
iii.
bankruptcy of Seller; and/or
iv.
natural disasters or similar occurrences beyond Seller’s control.
15.
Fees and Charges to Buyer (“Closing Costs). Seller acknowledges that any Due Diligence fee, or UCC fees and described above as “Closing Costs” were agreed upon between Seller and Buyer prior to Seller entering into this Agreement, and were subject to arms-length negotiation between Buyer and Seller.
16.
Origination Fee. Seller acknowledges that any Origination Fee disclosed above as a “Closing Cost” was agreed upon between Seller and a third-party broker for services related to this Seller’s transaction with Buyer. Buyer is not a party to any agreement between Seller and its broker. Seller hereby requests and authorizes Buyer to withhold the Origination Fee from the Purchase Price, and to remit the Origination Fee to such broker.
17.
Prior Balance of Purchased Amounts. Seller represents and warrants that Rider 1, which is attached hereto and made a part hereof, contains true and correct information as to the name(s) of Seller’s creditors and the amounts that Seller owes each of those creditors as of the Effective Date (and these amounts being a portion of the Prior Balance of Purchased Amounts), and that as of the date hereof there are no creditors of Seller which may otherwise encumber the Purchased Future Receipts other than those listed in Rider 1. Seller indemnifies and holds harmless Buyer for any and all damages and losses (including without limitation legal fees and expenses) incurred by Buyer as the result of such representation being untrue, incorrect or incomplete.
18.
No Reduction of Purchase Price. Seller agrees that deduction of the Closing Costs, the Prior Balance and the Origination Fee from the Purchase Price shall not be deemed to be a reduction of the Purchase Price.

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REPRESENTATIONS, WARRANTIES AND COVENANTS

19.
Seller represents, warrants and covenants that as of this date and unless expressly stated otherwise during the term of this Agreement:
a.
Financial Condition and Financial Information. Seller’s bank and financial statements, copies of which have been furnished to Buyer, and future statements which may be furnished hereafter pursuant to this Agreement or upon Buyer’s request, fairly represent the financial condition of Seller as of the dates such statements were issued, and prior to execution of the Agreement there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Seller. Seller shall advise Buyer of any material adverse change in its financial condition, operation or ownership, and/or online banking log-in credentials. Buyer may request Seller’s bank statements at any time during the term of this Agreement and Seller shall provide them to Buyer within five (5) Workdays.
b.
Governmental Approvals. Seller is in compliance and, during the term of this Agreement, shall be in compliance with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.
c.
Good Standing. Seller is a corporation/limited liability company/limited partnership/other type of entity that is in good standing and duly incorporated or otherwise organized and validly existing under the laws of its jurisdiction of incorporation or organization, and has full power and authority necessary to carry its business as it is now being conducted.
d.
Authorization. Seller has all requisite power to execute, deliver and perform this Agreement and consummate the transactions contemplated hereunder; entering into this Agreement will not result in breach or violation of, or default under, any agreement or instrument by which Seller is bound or any statute, rule, regulation, order or other law to which Seller is subject, nor require the obtaining of any consent, approval, permit or license from any governmental authority having jurisdiction over Seller. All organizational and other proceedings required to be taken by Seller to authorize the execution, delivery and performance of this Agreement have been taken. The person signing this Agreement on behalf of Seller has full power and authority to bind Seller to perform its obligations under this Agreement.
e.
Accounting Records and Tax Returns. Seller will treat receipt of the Net Amount Funded to Seller and payment of the Purchased Amount in a manner evidencing sale of its Future Receipts in its accounting records and tax returns and further agrees that Buyer is entitled to audit Seller’s accounting records upon reasonable notice in order to verify compliance. Seller hereby waives any rights of privacy, confidentiality or taxpayer privilege in any litigation or arbitration arising out of this Agreement in which Seller asserts that this transaction is anything other than a sale of Future Receipts.
f.
Taxes; Workers Compensation Insurance. Seller has paid and will promptly pay, when due, all taxes, including without limitation, income, employment, sales and use taxes, imposed upon Seller’s business by law, and will maintain workers compensation insurance required by applicable governmental authorities.
g.
Business Insurance. Seller maintains and will maintain general liability and business-interruption insurance naming Buyer as loss payee and additional insured in the amounts and against risks as are satisfactory to Buyer and shall provide Buyer with proof of such insurance upon request.
h.
Approved Processor and Bank. Seller shall not change its Approved Processor, add terminals, change its Approved Bank Account(s) or take any other action that could have any adverse effect upon Seller’s obligations or impede Buyer’s rights under this Agreement, without Buyer’s prior written consent.
i.
No Diversion of Future Receipts. Seller shall not allow any event to occur that would cause a diversion of any

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portion of Seller’s Future Receipts from the Approved Bank Account or Approved Processor without Buyer’s written consent.

j.
Change of Name or Location. Seller, any successor-in-interest of Seller, and Guarantor shall not conduct Seller’s businesses under any name other than as disclosed to the Approved Processor and Buyer, shall not change and/or transfer ownership in/of the Seller and will not change any of its places of business without first obtaining Buyer’s written consent.
k.
Prohibited Business Transactions. Seller shall not: (i) transfer or sell all or substantially all of its assets without first obtaining Buyer’s consent; or (ii) make or send notice of its intended bulk sale or transfer.
l.
No Closing of Business. Seller will not sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without first: (i) obtaining the express written consent of Buyer, and (ii) providing Buyer with a written agreement of a purchaser or transferee of Seller’s business or assets to assume all of Seller’s obligations under this Agreement pursuant to documentation satisfactory to Buyer. Seller represents that as of the date of Seller’s execution of this Agreement it has no current plans to close its business either temporarily (for renovations, repairs or any other purpose), or permanently. Seller agrees that until Buyer shall have received the Purchased Amount in full, Seller will not voluntarily close its business on a permanent or temporarily basis for renovations, repairs, or any other purposes. Notwithstanding the foregoing, Seller shall have the right to close its business temporarily if such closing is necessitated by a requirement to conduct renovations or repairs imposed upon Seller’s business by legal authorities having jurisdiction over Seller’s business (such as from a health department or fire department), or if such closing is necessitated by circumstances outside Seller’s reasonable control. Prior to any such temporary closure of its business, Seller shall provide Buyer ten (10) business days advance notice to the extent practicable.
m.
No Pending Bankruptcy. As of the date of Seller’s execution of this Agreement, Seller has not filed, and does not contemplate filing, any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary bankruptcy petition brought or pending against Seller. Seller represents that it has not consulted with a bankruptcy attorney on the issue of filing bankruptcy or some other insolvency proceeding within six months immediately preceding the date of this Agreement.
n.
Estoppel Certificate. Seller will at any time, and from time to time, upon at least one (1) day’s prior notice from Buyer to Seller, execute, acknowledge and deliver to Buyer and/or to any other person or entity specified by Buyer, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modification(s) and stating the date(s) on which the Purchased Amount or any portion thereof has been repaid.
o.
Unencumbered Future Receipts. Seller has and will continue to have good, complete and marketable title to all Future Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests other than by virtue or entering into this Agreement. Seller specifically warrants and represents that it is not currently bound by the terms of any future receivables and/or factoring agreement which may encumber in any way the Future Receipts.
p.
No Stacking. Seller shall not further encumber the Future Receipts, without first obtaining written consent of

Buyer.

q.
Business Purpose. Seller is entering into this Agreement solely for business purposes and not as a consumer for personal, family or household purposes.

r.
No Default Under Contracts with Third Parties. Seller’s execution of and/or performance of its obligations under this Agreement will not cause or create an event of default by Seller under any contract, which Seller is or may become a party to.
s.
Right of Access. In order to ensure Seller’s compliance with the terms of this Agreement, Seller hereby grants Buyer the right to enter, without notice, the premises of Seller’s business for the purpose of inspecting and checking Seller’s transaction processing terminals to ensure the terminals are properly programmed to submit and/or batch Seller’s Periodic Receipts to the Approved Processor and to ensure that Seller has not violated any other provision of this Agreement. Furthermore, Seller hereby grants Buyer and its employees and consultants access to Seller’s employees and records and all other items of property located at the Seller’s place of business during the term of this Agreement. Seller hereby agrees to provide Buyer, upon request, all and any information concerning Seller’s business operations, banking relationships, names and contact information of Seller’s suppliers, vendors and landlord(s), to allow Buyer to interview any of those parties.
t.
Phone Recordings and Contact. Seller agrees that any call between Seller and Buyer, and their respective owners, managers, employees and agents may be recorded and/or monitored. Furthermore, Seller acknowledges and agrees that: (i) it has an established business relationship with Buyer, its managers, employees and agents (collectively, the “Buyer Parties”) and that Seller may be contacted by any of the Buyer Parties from time-to-time regarding Seller’s performance of its obligations under this Agreement or regarding other business transactions; (ii) it will not claim that

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such communications and contacts are unsolicited or inconvenient; and (iii) any such contact may be made by any of the Buyer Parties in person or at any phone number (including mobile phone number), email addresses, or facsimile number belonging to Seller’s office, or its owners, managers, officers, or employees.
u.
Knowledge and Experience of Decision Makers. The persons authorized to make management and financial decisions on behalf Seller with respect to this Agreement have such knowledge, experience and skill in financial

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and business matters in general and with respect to transactions of a nature similar to the one contemplated by this Agreement so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, Seller entering into this Agreement.

v.
Seller’s Due Diligence. The person authorized to sign this Agreement on behalf of Seller: (i) has received all information that such person deemed necessary to make an informed decision with respect to a transaction contemplated by this Agreement; and (ii) has had unrestricted opportunity to make such investigation as such person desired pertaining to the transaction contemplated by this Agreement and verify any such information furnished to him or her by Buyer.
w.
Consultation with Counsel. The person(s) signing this Agreement of behalf of Seller: (a) has read and fully understands the content of this Agreement; (b) has consulted to the extent he/she wished with Seller’s own counsel in connection with the entering into this Agreement; (c) has made sufficient investigation and inquiry to determine whether this Agreement is fair and reasonable to Seller, and whether this Agreement adequately reflects his or her understanding of its terms.
x.
No Reliance on Oral Representations. No course of performance or other conduct subsequently pursued or acquiesced in, and no oral agreement or representation subsequently made, by the Buyer Parties, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall amend this Agreement or impair or otherwise affect Seller’s obligations pursuant to this Agreement or any rights and remedies of the parties to this Agreement.
y.
No Additional Fees Charged. Seller hereby acknowledges and agrees that: (i) other than the Closing Costs first described above, if any, Buyer is NOT CHARGING ANY ADDITIONAL FEES OR CLOSING COSTS to Seller; and (ii) if Seller is charged with any fee and/or cost not described in the Closing Costs hereof, such fee is not charged by Buyer.
20.
Acknowledgment of Security Interest and Security Agreement. The Future Receipts sold by Seller to Buyer pursuant to this Agreement shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receipts free and clear of any liens and encumbrances, from Seller to Buyer. To the extent the Future Receipts are “accounts” or “payment intangibles” as those terms are defined in the Uniform Commercial Code as in effect in the state in which the Seller is located (“UCC”) then: (i) the sale of the Future Receipts creates a security interest as defined in the UCC; (ii) this Agreement constitutes a “security agreement” under the UCC; and (iii) Buyer has all the rights of a secured party under the UCC with respect to such Future Receipts. Seller further agrees that, with or without an Event of Default, Buyer may notify account debtors, or other persons obligated on the Future Receipts, or holding the Future Receipts, of Seller’s sale of the Future Receipts and may instruct them to make payment or otherwise render performance to or for the benefit of Buyer.
21.
Pledge. As security for the prompt and complete payment and performance of any and all liabilities, obligations, covenants or agreements of Seller under this Agreement (and any future amendments of this Agreement, if any) (hereinafter referred to collectively as the “Obligations”), Seller hereby pledges, assigns and hypothecates to Buyer (collectively, “Pledge”) and grants to Buyer a continuing, perfected and first priority lien upon and security interest in, to and under all of Seller’s right, title and interest in and to the following (collectively, the “Collateral”), whether now existing or hereafter from time to time acquired:
i.
all accounts, including without limitation, all deposit accounts, accounts-receivable, and other receivables, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined by Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by Seller; and
ii.
all Seller’s proceeds, as such term is defined by Article 9 of the UCC.
22.
Termination of Pledge. Upon the payment and performance by Seller in full of the Obligations, the security interest in the Collateral pursuant to this Pledge shall automatically terminate without any further act of either party being required, and all rights to the Collateral shall revert to Seller. Upon any such termination, Buyer will execute, acknowledge (where applicable) and deliver such satisfactions, releases and termination statements, as Seller shall reasonably request.
23.
Financing Statements. Seller authorizes Buyer to file one or more UCC-1 forms consistent with the UCC to give notice that the Purchased Amount of Future Receipts is the sole property of Buyer. The UCC filing may state that such sale is intended to be a sale and not an assignment for security and may state that the Seller is prohibited from obtaining any financing that impairs the value of the Future Receipts or Buyer’s right to collect same. Seller authorizes Buyer to debit the Account for all costs incurred by Buyer associated with the filing, amendment or termination of any UCC filings.
24.
Further Assurances. At Buyer’s request, Seller, at Seller’s sole cost and expense, shall execute and deliver all such further UCC-1s, continuation statements, assurances, assignments, and consents with respect to the sale of the Purchased Amount, and shall execute and deliver such further instruments, agreements and other documents and do such further acts and things, as Buyer may request in order to more fully effectuate the purposes of this Agreement.

EVENTS OF DEFAULT AND REMEDIES

25.
Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”: (a) Seller

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interferes with Buyer’s right to collect the Remittance Amount; (b) Seller violates any term or covenant in this Agreement; (c) Seller uses multiple depository accounts without the prior written consent of Buyer; (d) Seller revokes

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the ACH Authorization; (e) Seller changes its depositing account or its payment card processor without the prior written consent of Buyer; (f) Seller defaults under any other agreement with Buyer, or breaches any of the terms, covenants and conditions of any other agreement with Buyer, or (g) Seller causes two (2) or more ACH transactions attempted by Buyer during any thirty-day period during the term of this Agreement to be rejected by Seller’s bank.

26.
Remedies. If any Event of Default occurs, Buyer may proceed to protect and enforce its rights including, but not limited to, the following:
a.
The Specified Percentage shall equal 100%. The full undelivered Purchased Amount plus all fees and charges (including legal fees) assessed under this Agreement will become due and payable in full immediately.
b.
The Remittance Amount shall equal 100% of all Future Receipts.
c.
Buyer may enforce the provisions of any Guaranty against each Guarantor.
d.
Seller shall pay to Buyer all reasonable costs associated with the Event of Default. Buyer may proceed to protect and enforce its rights and remedies by arbitration or lawsuit. In any such arbitration or lawsuit, under which Buyer shall recover Judgment against Seller, Seller shall be liable for all of Buyer’s costs, including but not limited to all reasonable attorneys’ fees and court costs. However, the rights of Buyer under this provision shall be limited as provided in the arbitration provision set forth on arbitration below.
e.
This Agreement shall be deemed Seller’s Assignment of Seller’s Lease of Seller’s business premises to Buyer. Upon an Event of Default, Buyer may exercise its rights under this Assignment of Lease without prior notice to Seller.
f.
Buyer may debit Seller’s depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on any of Seller’s bank accounts for all sums due to Buyer.
g.
Subject to arbitration as provided in Section 44 of this Agreement, all rights, powers and remedies of Buyer in connection with this Agreement may be exercised at any time by Buyer after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.
27.
Remedies are not Exclusive. All rights, powers and remedies of Buyer in connection with this Agreement set forth herein may be exercised at any time after the occurrence of any Event of Default, are cumulative and not exclusive and shall be in addition to any other rights, powers or remedies provided to Buyer by law or equity.
28.
Power of Attorney. Seller irrevocably appoints Buyer and its representatives as its agents and attorneys-in-fact with full authority to take any action or execute any instrument or document to do the following: (A) to settle all obligations due to Buyer from any credit card processor and/or account debtor(s) of Seller; (B) upon occurrence of an Event of Default to perform any and all obligations of Seller under this Agreement, including without limitation (i) to obtain required insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause

(i) or clause (ii) above; (iv) to sign Seller’s name on any invoice, bill of lading, or assignment directing customers or account debtors, as that term is defined by Article 9 of the UCC (“ Account Debtors”), to make payment directly to Buyer (including providing information necessary to identify Seller); and (v) to file any claims or take any action or institute any proceeding which Buyer may deem necessary for the collection of any of the undelivered Purchased Amount, or otherwise to enforce its rights with respect to collection of the Purchased Amount.

ADDITIONAL TERMS

29.
Financial Condition. Seller and its Guarantor(s) authorize Buyer and its agents to investigate their financial status and history, and will provide to Buyer any bank or financial statements, tax returns, etc., as Buyer deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. Buyer Seller hereby authorizes Buyer to receive from time to time updates on such information and financial status.
30.
Transactional History. Seller shall execute written authorization(s) to their bank(s) to provide Buyer with Seller’s banking and/or credit-card processing history.
31.
Indemnification. Seller and its Guarantor(s) jointly and severally, indemnify and hold harmless to the fullest extent permitted by law Approved Processor, any ACH processor, customer and/or Account Debtors of the Seller, its/their officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney’s fees) incurred by any ACH processor, customer and/or Account Debtors of the Seller resulting from (a) claims asserted by Buyer for monies owed to Buyer from Seller and (b) actions taken by any ACH processor, customer and/or Account Debtor of the Seller in reliance upon information or instructions provided by Buyer.
32.
No Liability. In no event shall Buyer be liable for any claims asserted by Seller or any Guarantor under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby knowingly and voluntarily waived by Seller each Guarantor.

MISCELLANEOUS

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33.
Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by both parties.
34.
Assignment. Buyer may assign, transfer or sell its rights or delegate its duties hereunder, either in whole or in part

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without prior notice to the Seller. Seller shall not assign its rights or obligations under this Agreement without first obtaining Buyer’s written consent.

35.
Notices. Unless different means of delivering notices are set forth elsewhere in this Agreement, all notices, requests, consent, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement and shall become effective as of the date of receipt or declined receipt.
36.
Waiver Remedies. No failure on the part of Buyer to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.
37.
Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.
38.
Governing Law, Venue and Jurisdiction. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of New York, without regards to any applicable principles of conflicts of law. Any lawsuit, action or proceeding arising out of or in connection with this Agreement shall be instituted exclusively in any court sitting in New York, (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, and submit to the jurisdiction of the Acceptable Forums and waive any and all objections to inconvenience of the jurisdiction or venue. Should a proceeding be initiated in any other forum, each of the parties to this Agreement irrevocably waives any right to oppose any motion or application made by any other party to transfer such proceeding to an Acceptable Forum. Seller and each Guarantor acknowledge and agree that the Purchase Price is being paid and received by Seller in New York, that the Specified Percentage of the Future Receipts are being delivered to Buyer in New York, and that the transaction contemplated in this Agreement was negotiated, and is being carried out, in New York. Seller and each Guarantor acknowledge and agree that New York has a reasonable relationship to this transaction.
39.
Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have expired.
40.
Severability. In case any of the provisions in this Agreement are found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired. Any provision of this Agreement that may be found by a court having jurisdiction to be prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof.
41.
Entire Agreement. This Agreement (including any exhibits, riders, or addenda) embodies the entire agreement between Seller, each Guarantor and Buyer and supersedes all prior agreements and understandings relating to the subject matter hereof.
42.
JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT HEREOF. EACH PARTY HERETO ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION AND DISCUSSIONS OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.
43.
CLASS ACTION WAIVER. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY, AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR IS AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.
44.
ARBITRATION. THE PARTIES ACKNOWLEDGE AND AGREE THAT, PROVIDED THAT NO SUIT, ACTION OR PROCEEDING HAS BEEN ALREADY COMMENCED IN CONNECTION WITH ANY MATTER ARISING OUT OF OR RELATED TO THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT, EACH BUYER SELLER, AND ANY GUARANTOR OF SELLER SHALL HAVE THE RIGHT TO REQUEST THAT ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THE CONSTRUCTION AND INTERPRETATION OF THIS AGREEMENT, ARE SUBMITTED TO

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ARBITRATION. THE PARTY SEEKING ARBITRATION SHALL FIRST SEND A WRITTEN NOTICE OF INTENT TO ARBITRATE TO ALL OTHER PARTIES, BY CERTIFIED MAIL UPON SENDING OF SUCH NOTICE, A PARTY REQUESTING ARBITRATION MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) OR NATIONAL ARBITRATION FORUM (“NAF”). EACH SELLER, GUARANTOR AND BUYER SHALL PAY THEIR OWN ATTORNEYS’ FEES INCURRED DURING THE ARBITRATION PROCEEDING. THE

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PARTY INITIATING THE ARBITRATION SHALL PAY ANY ARBITRATION FILING FEE, ADMINISTRATION FEE AND ARBITRATOR’S FEE. FURTHER, BUYER, SELLER AND ANY GUARANTOR AGREE THAT IN THE EVENT THE ARBITRATION HAS COMMENCED, THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION DEALING WITH THE PROHIBITION ON CONSOLIDATED, CLASS OR AGGREGATED CLAIMS IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID. THIS AGREEMENT TO ARBITRATE IS GOVERNED BY THE FEDERAL ARBITRATION ACT AND NOT BY ANY STATE LAW REGULATING THE ARBITRATION OF DISPUTES. THIS AGREEMENT IS FINAL AND BINDING EXCEPT TO THE EXTENT THAT AN APPEAL MAY BE MADE UNDER THE FAA. ANY ARBITRATION DECISION RENDERED PURSUANT TO THIS ARBITRATION AGREEMENT MAY BE ENFORCED IN ANY COURT WITH JURISDICTION. THE TERMS “DISPUTES” AND “CLAIMS” SHALL HAVE THE BROADEST POSSIBLE MEANING.

45.
SERVICE OF PROCESS. IN ADDITION TO THE METHODS OF SERVICE ALLOWED BY THE NEW YORK STATE CIVIL PRACTICE LAW & RULES ("CPLR"), SELLER HEREBY CONSENTS, IN THE EVENT OF DEFAULT HEREUNDER, TO SERVICE OF PROCESS UPON IT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED. SERVICE HEREUNDER SHALL BE DEEMED COMPLETED UPON SELLER'S ACTUAL RECEIPT OF THE SERVICE OF PROCESS OR UPON BUYER’S RECEIPT OF THE RETURN THEREOF BY THE UNITED STATES POSTAL SERVICE AS REFUSED OR UNDELIVERABLE. SELLER MUST PROMPTLY NOTIFY BUYER, IN WRITING, OF EACH AND EVERY CHANGE OF ADDRESS TO WHICH SERVICE OF PROCESS SHALL BE MADE. SERVICE OF PROCESS BY BUYER TO THE LAST KNOWN SELLER’S ADDRESS SHALL BE SUFFICIENT. SELLER WILL HAVE THIRTY (30) CALENDAR DAYS FROM THE DATE OF DELIVERY (OR ATTEMPTED DELIVERY) OF THE SERVICE OF PROCESS HEREUNDER IN WHICH TO RESPOND. FURTHERMORE, SELLER EXPRESSLY CONSENTS THAT ANY AND ALL NOTICE(S), DEMAND(S), REQUEST(S) OR OTHER COMMUNICATION(S) UNDER AND PURSUANT TO THIS AGREEMENT SHALL BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.
46.
Counterparts and Facsimile Signatures. This Agreement can be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together, shall constitute one and the same agreement. Signatures delivered via facsimile and/or via Portable Digital Format (PDF) shall be deemed acceptable for all purposes, including without limitation the evidentially purposes. Furthermore, this Agreement may be signed electronically and a copy this Agreement with e-signatures of the parties shall have the same force and effect as the original.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

FOR THE SELLER FOR THE SELLER

By: By:

Name: YUTAKA NIIHARA Name: N/A

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Title: Owner/Agent/Manager

EIN:

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Title: N/A

EIN: N/A

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AGREE TO BE BOUND BY THE PROVIONS OF THIS AGREEMENT APPLICABLE TO AND CONCERNING GUARANTOR

OWNER/GUARANTOR #1 OWNER/GUARANTOR #2

By: By:

Name: YUTAKA NIIHARA Name: N/A

SSN: SSN: N/A

CLOUDFUND LLC

By:

Name: Title:

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EXHIBIT A

PERSONAL GUARANTY OF PERFORMANCE

This Personal Guaranty of Performance (this “Guaranty”) is executed as of 7/19/2023, by the undersigned individual(s) whose name(s) and signature(s) appear in the signature box of this Guaranty (individually and collectively, jointly and severally, “Guarantor”) for the benefit of CLOUDFUND LLC (“Buyer”).

WHEREAS:

A.
Pursuant to that Future Receipts Sale and Purchase Agreement (the “Agreement”), dated as of 7/19/2023, between Buyer and the Seller(s) listed below (collectively and individually, “Seller”), Buyer has purchased a portion of Future Receipts of Seller.

THE SELLER:

Legal Business Name: EMMAUS LIFE SCIENCES INC. and the entities listed on "Exhibit B"

D/B/A: EMMAUS MEDICAL

B.
Each Guarantor is an owner, officer, or manager of Seller and will directly benefit from Buyer and Seller entering into the Agreement.

C.
Buyer is not willing to enter into the Agreement unless Guarantor irrevocably, absolutely and unconditionally guarantees to Buyer prompt and complete performance of all of the obligations of Seller under the Agreement (each such obligation, individually, an “Obligation” and all such obligations, collectively, the “Obligations”).

NOW, THEREFORE, as an inducement for Buyer to enter into the Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor does hereby agree as follows:

1.
Defined Terms. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.
Guaranty of Obligations. Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Buyer prompt, full, faithful and complete performance and observance of the following obligations of Seller (the “Guaranteed Obligations”);

a.
Seller’s obligation to provide bank statements and other financial information within five Workdays after request from Buyer;
b.
Seller’s obligation to not change its payment card processor, change the Approved Bank Account, or add bank accounts;
c.
Seller’s obligation to not conduct Seller’s businesses under any name other than as disclosed to Buyer;
d.
Seller’s obligation to not change any of its places of business without prior written consent by Buyer;
e.
Seller’s obligation to not voluntarily sell, dispose, transfer or otherwise convey its business or substantially all business assets without (i) the express prior written consent of Buyer, and (ii) the written agreement of any purchaser or transferee assuming all of Seller's obligations under this Agreement pursuant to documentation satisfactory to Buyer;
f.
Seller’s obligation to not enter into any merchant cash advance or any loan agreement that relates to or encumbers its Future Receipts with any party other than Buyer for the duration of this Agreement without Buyer’s prior written consent;
g.
Seller’s obligation not to interfere with Buyer’s right to withdraw the Remittance Amount from Seller’s bank account;
h.
Seller’s obligation not to cause rejection by Seller’s bank of the ACH transactions attempted by Buyer; and
i.
Seller’s obligation to provide truthful, accurate, and complete information as required by this Agreement.

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Furthermore, Guarantor unconditionally covenants to Buyer that if default or breach shall at any time be made by Seller in the Guaranteed Obligations, Guarantor shall well and truly perform (or cause to be performed) the Guaranteed

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Obligations and pay all damages and other amounts stipulated in the Agreement with respect to the non-performance of the Guaranteed Obligations, or any of them.

3.
Guarantor’s Additional Covenants. The liability of Guarantor hereunder shall not be impaired, abated, deferred, diminished, modified, released, terminated or discharged, in whole or in part, or otherwise affected, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of, Guarantor, including, without limitation:

a.
any amendment, modification or extension of the Agreement or any Guaranteed Obligation;
b.
any extension of time for performance, whether in whole or in part, of any Guaranteed Obligation given prior to or after default thereunder;
c.
any exchange, surrender or release, in whole or in part, of any security that may be held by Buyer at any time under the Agreement;
d.
any other guaranty now or hereafter executed by Guarantor or anyone else;
e.
any waiver of or assertion or enforcement or failure or refusal to assert or enforce, in whole or in part, any Guaranteed Obligation, claim, cause of action, right or remedy which Buyer may, at any time, have under the Agreement or with respect to any guaranty or any security which may be held by Buyer at any time for or under the Agreement or with respect to the Seller;
f.
any act or omission or delay to do any act by Buyer which may in any manner or to any extent vary the risk of Guarantor or which would otherwise operate as a discharge of Guarantor as a matter of law;
g.
the release of any other guarantor from liability for the performance or observance of any Guaranteed Obligation, whether by operation of law or otherwise;
h.
the failure to give Guarantor any notice whatsoever;
i.
any right, power or privilege that Buyer may now or hereafter have against any person, entity or collateral.

4.
Guarantor’s Other Agreements. Guarantor will not dispose, convey, sell or otherwise transfer, or cause Seller to dispose, convey, sell or otherwise transfer, any material business assets of Seller outside of the ordinary course of Seller’s business without the prior written consent of Buyer, which consent may be withheld for any reason, until receipt of the entire Purchased Amount. Guarantor shall pay to Buyer upon demand all expenses (including, without limitation, reasonable attorneys’ fees and disbursements) of, or incidental to, or relating to the enforcement or protection of Buyer’s rights hereunder or Buyer’s rights under the Agreement. This Guaranty is binding upon Guarantor and Guarantor’s heirs, legal representatives, successors and assigns and shall inure to the benefit of and may be enforced by the successors and assigns of Buyer. If there is more than one Guarantor, the Guaranteed Obligations shall be joint and several. The obligation of Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between Seller and Buyer, or the existence of any defense, setoff or counterclaim, which Seller may assert. Buyer is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time renew or extend Seller’s obligations under the Agreement or otherwise modify, amend or change the terms of the Agreement. Guarantor is hereby notified and consents that a negative credit report reflecting on his/her credit record may be submitted to a credit-reporting agency if the Guarantor does not honor the terms of this Guaranty. Guarantor additionally consents to the ordering of a credit report for Guarantor (a) as a condition precedent to Buyer entering into this Agreement, (b) from time to time during the entire Term of the Agreement, and (c) in the event of default pursuant to the Agreement.

5.
Waiver; Remedies. No failure on the part of Buyer to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver, nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise of any other right. Subject to arbitration, the remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or equity. In the event that Seller fails to perform any obligation under the Agreement, Buyer may enforce its rights under this Guaranty without first seeking to obtain performance for such default from Seller or any other guarantor.

6.
Acknowledgment of Purchase. Guarantor acknowledges and agrees that the Purchase Price paid by Buyer to Seller in exchange for the Purchased Amount of Future Receipts is a payment for an adequate consideration and is not intended to be treated as a loan or financial accommodation from Buyer to Seller. Guarantor specifically acknowledges that Buyer is not a lender, bank or credit card processor, and that Buyer has not offered any loans to Seller, and Guarantor waives any claims or defenses of usury in any action arising out of this Guaranty. Guarantor acknowledges that the Purchase Price paid to Seller is good and valuable consideration for the sale of the Purchased Amount.

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7.
Governing Law and Jurisdiction. This Guaranty shall be governed by, and constructed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law. Except as provided in Section 10 of this Guaranty, Guarantor submits to the nonexclusive jurisdiction and venue of any state or federal court sitting in New York or otherwise having jurisdiction over this Guaranty and Guarantor, for resolution of any claim or action arising,

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directly or indirectly, out of or related to this Guaranty. The parties stipulate that the venues referenced in this Agreement are convenient. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court will constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions. Guarantor acknowledges and agrees that the Purchase Price is being paid and received by Seller in New York, that the Specified Percentage of the Future Receipts are being delivered to Buyer in New York, and that the transaction contemplated in this Guaranty was negotiated, and is being carried out, in New York. Guarantor acknowledges and agrees that it is guaranteeing a New York agreement and transaction. Guarantor acknowledges and agrees that New York has a reasonable relationship to this transaction.

8.
JURY WAIVER. THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS GUARANTY IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

9.
CLASS ACTION WAIVER. THE PARTIES WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

10.
ARBITRATION. THE PARTIES ACKNOWLEDGE AND AGREE THAT, PROVIDED THAT NO SUIT, ACTION OR PROCEEDING HAS BEEN ALREADY COMMENCED IN CONNECTION WITH ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY AND/OR THE TRANSACTION CONTEMPLATED BY THE AGREEMENT, EACH BUYER, SELLER AND GUARANTOR SHALL HAVE THE RIGHT TO REQUEST THAT ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THE CONSTRUCTION AND/OR INTERPRETATION OF THIS GUARANTY ARE SUBMITTED TO ARBITRATION. THE PARTY SEEKING ARBITRATION SHALL FIRST SEND A WRITTEN NOTICE OF INTENT TO ARBITRATE TO ALL OTHER PARTIES, BY CERTIFIED MAIL. UPON SENDING OF SUCH NOTICE, A PARTY REQUESTING ARBITRATION MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) OR NATIONAL ARBITRATION FORUM (“NAF”). EACH SELLER, GUARANTOR AND BUYER SHALL PAY THEIR OWN ATTORNEYS’ FEES INCURRED DURING THE ARBITRATION PROCEEDING. THE PARTY INITIATING THE ARBITRATION SHALL PAY ANY ARBITRATION FILING FEE, ADMINISTRATION FEE AND ARBITRATOR’S FEE.

11.
SERVICE OF PROCESS. IN ADDITION TO THE METHODS OF SERVICE ALLOWED BY THE NEW YORK STATE CIVIL PRACTICE LAW & RULES ("CPLR"), GUARANTOR HEREBY CONSENTS, IN THE EVENT OF DEFAULT HEREUNDER, TO SERVICE OF PROCESS UPON HIM/HER/THEM BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED. SERVICE HEREUNDER SHALL BE DEEMED COMPLETED UPON GUARANTOR'S ACTUAL RECEIPT OF THE SERVICE OF PROCESS OR UPON BUYER’S RECEIPT OF THE RETURN THEREOF BY THE UNITED STATES POSTAL SERVICE AS REFUSED OR UNDELIVERABLE. GUARANTOR SHALL PROMPTLY NOTIFY BUYER, IN WRITING, OF EACH AND EVERY CHANGE OF ADDRESS TO WHICH SERVICE OF PROCESS SHALL BE MADE. SERVICE OF PROCESS BY BUYER TO THE LAST KNOWN GUARANTOR’S ADDRESS SHALL BE SUFFICIENT. GUARANTOR WILL HAVE THIRTY (30) CALENDAR DAYS FROM THE DATE OF DELIVERY (OR ATTEMPTED DELIVERY) OF THE SERVICE OF PROCESS HEREUNDER IN WHICH TO RESPOND. FURTHERMORE, GUARANTOR EXPRESSLY CONSENTS THAT ANY AND ALL NOTICE(S), DEMAND(S), REQUEST(S) OR OTHER COMMUNICATION(S) UNDER AND PURSUANT TO THIS AGREEMENT SHALL BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

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12.
Severability. If for any reason any court of competent jurisdiction finds any provisions of this Guaranty to be void or voidable, the parties agree that the court may reform such provision(s) to render the provision(s) enforceable ensuring that the restrictions and prohibitions contained in this Guaranty shall be effective to the fullest extent allowed under applicable law.
13.
Opportunity for Attorney Review. The Guarantor represents that he/she has carefully read this Guaranty and has had had a reasonable opportunity to, - and to the extent he or she wishes did, - consult with his or her attorney. Guarantor understands the contents of this Guaranty, and signs this Guaranty as his or her free act and deed.

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14.
Counterparts and Facsimile Signatures. This Guaranty may be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement. Facsimile or scanned documents shall have the same legal force and effect as an original and shall be treated as an original document for evidentiary purposes. Furthermore, this Guaranty may be signed electronically and a copy this Guaranty with e-signature of the Guarantor shall have the same force and effect as the original.

AGREED AND ACCEPTED:

OWNER/GUARANTOR #1: OWNER/GUARANTOR #2:

By: By:

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Name: YUTAKA NIIHARA SSN:

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Name: N/A SSN: N/A

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OWNER/GUARANTOR #3:

By:

Name: N/A SSN: N/A

CLOUDFUND LLC

By:

Name: Title:

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RIDER 1

TO THE 7/19/2023 FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT (“Agreement”)

Between CLOUDFUND LLC (“Buyer”)

and EMMAUS LIFE SCIENCES INC. d/b/a EMMAUS MEDICAL and the entities listed on "Exhibit B" (“Seller”) PRIOR BALANCE

1.
Possible Conflicts. If there is any conflict or inconsistency between any of the provisions of this Rider and any of the provisions of the Future Receivables Sale and Purchase Agreement (the “Agreement”) to which this Rider is attached, all such conflicts and inconsistencies shall be resolved in favor of the provisions of this Rider.
2.
Definitions. All capitalized terms used in this Rider shall have the meaning set forth in the Agreement unless otherwise indicated herein.

3.
Prior Balance. Seller represents and warrants that the following are the amounts that Seller owes to Buyer and/or its affiliates (collectively, the “Affiliates”) as of the Effective Date of the Agreement under agreements similar in nature to this Agreement (the sum of all such amounts, the “Prior Balance of Purchased Amounts”):

Creditor 1:

Name: CloudFund LLC

Amount Owed to Creditor 1: $306,342.66

TOTAL PRIOR BALANCE: $306,342.66

4.
Buyback Right. By choosing to enter into this Rider 1, Seller hereby exercises its right to buyback from the Affiliates the Prior Balance of Purchased Amounts. In furtherance of the foregoing, Seller hereby authorizes and directs Buyer to apply a portion of the Purchase Price due to Seller pursuant to the Agreement toward satisfaction of Seller’s obligation to pay the Prior Balance of Purchased Amounts pursuant to Section 18 of the Agreement by deducting the amount of the Prior Balance of Purchased Amounts from the Purchase Price prior to delivering it to Seller, and to forward the specific amounts owed by Seller to Buyer and/or the creditors listed in this Rider.
5.
No Right for Reconciliation or Adjustment. Seller acknowledges and agrees that in the event Buyer will indeed forward the Prior Balance of Purchased Amounts to the Affiliates, Seller shall have no right to request any Reconciliation or Adjustments set forth in Sections 10 through 13 of the Agreement.

6.
No Reduction of Purchase Price. Seller hereby agrees that deduction of the Prior Balance of Purchased Amounts from the Purchase Price shall not be deemed to reduce the Purchase Price.

7.
Indemnification. Seller hereby indemnifies and holds harmless Buyer for any and all damages and losses (including without limitation legal fees and expenses) incurred by Buyer as the result of the information set forth in this Rider being untrue or incorrect or incomplete.

Seller and Buyer agree that this Rider shall be attached to the Agreement and shall be made a part thereof. FOR THE SELLER FOR THE SELLER

By: By:

Name: YUTAKA NIIHARA Name: N/A

APPENDIX A

ACH Authorization Form

All information on this form is required unless otherwise noted.

Business Authorized to Debit/Credit Account (the “Buyer”)

Authorized Business Name: CLOUDFUND LLC Authorized Business Phone Number: 1-800-770-9525

Authorized Business Address: 400 Rella Blvd. Suite 165-101, Suffern, NY 10901

Business Information (the “Seller”):

Business Name: EMMAUS LIFE SCIENCES INC. Business DBA: EMMAUS MEDICAL

Business Phone: (310) 430-9496

Account Holder Address: 21250 HAWTHORNE BLVD SUITE 80, TORRANCE, CA 90503

Account Holder’s Bank Information:

Name of Bank: MUFG UNION BANK, N.A.

Bank Routing Number:

Bank Account Number:

Transaction Information:

Amount of Transaction: $25,875.00 Effective Date: 7/19/2023

Rate of collection: Weekly

Authorization:

Pursuant to that certain Future Receipts Sale and Purchase Agreement dated 7/19/2023 between Buyer and Seller (the “Agreement”), Seller authorizes Buyer and/or Delta Bridge Funding LLC, its authorized agent, to electronically draft via the Automated Clearing House system up to the amount(s) indicated above from the account(s) identified above (the “Approved Bank Account”) on or after the Effective Date, and agrees to be bound by the ACH Rules as set forth by NACHA (The Electronic Payments Association). The Undersigned hereby certifies that they are duly authorized to execute this form on behalf of the above listed account holder.

NOTE that this authorization is to remain in full force and effect until Buyer and/or Delta Bridge Funding LLC, its authorized agent, receives written notification from Seller of its termination in such time and in such manner to afford Buyer a reasonable opportunity to act on it; provided, however, that revocation of this authorization prior to remittance of the balance under the Agreement may constitute a breach of the Agreement.

FOR THE SELLER

By:

Date:

Name of Account Holder: YUTAKA NIIHARA Title of Account Holder: OWNER

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EXHIBIT B

ADDENDUM TO

THE FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT AND GUARANTY

This ADDENDUM TO THE FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT and GUARANTY (this

“Addendum”), dated 7/19/2023, is entered into by and among CLOUDFUND LLC (“CFL”) and

Business Legal Name: EMMAUS LIFE SCIENCES INC.

D/B/A: EMMAUS MEDICAL

Address: 21250 HAWTHORNE BLVD SUITE 80, TORRANCE, CA 90503

Form of Business Entity: Corporation EIN #: ("Seller #1"); and

Business Legal Name: EMMAUS MEDICAL INC.

D/B/A: EMMAUS MEDICAL

Address: 21250 HAWTHORNE BLVD SUITE 80, TORRANCE, CA 90503

Form of Business Entity: Corporation EIN #: ("Seller #2"); and

Business Legal Name: NEWFIELD NUTRITION CORPORATION

D/B/A: NEWFIELD NUTRITION

Address: 21250 HAWTHORNE BLVD SUITE 80, TORRANCE, CA 90503

Form of Business Entity: Corporation EIN #: ("Seller #3"); and

Business Legal Name: EMI HOLDING INC.

D/B/A: EMI HOLDING

Address: 21250 HAWTHORNE BLVD SUITE 80, TORRANCE, CA 90503

Form of Business Entity: Corporation EIN #: ("Seller #4").

Name: YUTAKA NIIHARA ("Guarantor #1")

Email: WLEE@EMMAUSLIFESCIENCES.COM

Phone: (310) 430-9496

Title: Owner/Agent/Manager SSN:

Hereinafter: (i) Seller # 1 is referred to as the "Original Seller"; and (ii) Seller # 2, Seller # 3 and Seller # 4 are referred to, individually and collectively, jointly and severally, as the "Additional Seller"; and (iii) the Original Seller and the Additional Seller are referred to, individually and collectively, jointly and severally, as the "Seller."

Hereinafter, Guarantor # 1 is referred to as the "Original Guarantor."

W-I-T-N-E-S-S-E-T-H

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WHEREAS, CFL, the Original Seller and the Original Guarantor entered into that certain FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT, dated 7/19/2023 (the “Agreement”); and

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WHEREAS, the obligations of the Original Seller under the Agreement are further guaranteed by the Original Guarantor pursuant to the Personal Guaranty of Performance set forth as Exhibit A to the Agreement (the “Guaranty”); and

WHEREAS, the parties hereto desire to amend and restate the Agreement by adding the name(s) of the Additional Seller as the parties to the Agreement, as if the Additional Seller were the signatories to the Agreement.

NOW, THEREFORE, for good and valuable consideration, the mutual receipts and sufficiency of which is hereby acknowledged, the parties to this Addendum hereby agree to the foregoing and as follows:

1.
Definitions. All capitalized terms used herein shall have the meaning set forth in the Agreement unless otherwise indicated herein.

2.
Assumption of Obligations by Additional Sellers. Each Additional Seller, jointly and severally with other Sellers, hereby assumes all of the obligations to be performed on the part of the Original Seller under or in connection with the Agreement and agrees to keep, perform and be bound by all of the terms of the Agreement as if they were the signatories to the Agreement.

3.
No Release from Obligations. Neither the Original Seller nor the Original Guarantor shall be released from performance of any of their respective obligations under the Agreement and/or the Guaranty, as applicable.

4.
Ratification of the Agreement and Guaranty, as Modified. Notwithstanding anything to the contrary contained herein, all terms, conditions and covenants of the Agreement and the Guaranty not expressly modified by this Addendum shall remain unchanged and in full force and effect. The parties hereto hereby ratify, adopt, and approve the terms of the Agreement and the Guaranty and confirm that the Agreement and the Guaranty, as herein modified, have been since their inception and are now in full force and effect.

5.
Binding Effect. The covenants, conditions, provisions and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.
Modification. This Addendum may not be modified orally, and no change or modification shall be binding unless the same is signed by the party against whom such change is to be enforced.

7.
No Other Agreements. The parties hereto agree that this Addendum represents the complete and final expression of the parties’ intent and that no prior or contemporaneous oral or written agreement may be used to modify the terms herein.

8.
Sellers’ Obligations are Joint and Several. Each Seller shall, jointly and severally with other Sellers, be responsible and liable for the representations, warranties, covenants, obligations and liabilities of the Original Seller under the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date first above written.

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FOR THE SELLER - EMMAUS LIFE SCIENCES INC., OWNER/GUARANTOR #1 D/B/A EMMAUS MEDICAL, EMMAUS MEDICAL

INC., D/B/A EMMAUS MEDICAL , NEWFIELD NUTRITION CORPORATION, D/B/A NEWFIELD NUTRITION , and EMI HOLDING INC., D/B/A EMI HOLDING

By By

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Name: YUTAKA NIIHARA

Title: Owner/Agent/Manager

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Name: YUTAKA NIIHARA SSN:

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CLOUDFUND LLC:

By:

Name: Title:

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